UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/27/2012

Pacer International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-49828

Tennessee	62-0935669
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6805 Perimeter Drive
Dublin, OH 43016
(Address of principal executive offices, including zip code)

614-923-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

As reported on a Form 8-K filed on April 2, 2012, Pacer International, Inc. ("Pacer") entered into a sale leaseback transaction for 101 previously-owned railcars with BB&T Equipment Finance Corporation on March 27, 2012, and, in a separate transaction terminated a lease for 198 railcars with Wells Fargo Bank, National Association, and entered into a new lease for those railcars with The Huntington National Bank on March 30, 2012. Pacer expects that these two transactions will reduce its lease expense by approximately $300,000 per month and that these savings will be offset by higher projected railcar maintenance costs and other items, all of which are reflected in Pacer's previously-disclosed 2012 guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacer International, Inc.

Date: April 03, 2012	By:	/s/ John J. Hafferty
John J. Hafferty
Executive Vice President and Chief Financial Officer